UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  AMENDMENT TO
                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 28, 2014


                                THREE FORKS, INC.
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             (Exact name of registrant as specified in its charter)


          Colorado                    000-55033                 45-4915308
----------------------------    ----------------------    ----------------------
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                Number)            Identification Number)


               555 ELDORADO BLVD., SUITE 100, BROOMFIELD, CO 80021
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               (Address of Principal Executive Offices) (Zip Code)

                                 (303) 404-2160
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               Registrant's telephone number, including area code

    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective February 27, 2014, Mr. Donald Walford, a director of Three Forks, Inc. ("the Company"), resigned from his position on the Company's Board of Directors.

On January 28, 2014, the Company had previously reported that Mr. Walford was terminated as an officer of the Company for cause.

Mr. Walford disputed that his removal as an officer of the Company was "for cause" as defined in the Employment Agreement. The Company and Mr. Walford have reached a settlement of Mr. Walford's Employment Agreement where Mr. Walford and the Company agree that Mr. Walford shall be deemed to have resigned as an officer, as of January 28, 2014, and he has resigned as a director of the Company effective February 27, 2014.




























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




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   THREE FORKS, INC.


                                   By: /s/ W. Edward Nichols
                                      -----------------------------------------
                                       W. Edward Nichols,
                                       Chief Executive Officer


                                   Date: March 4, 2014





































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